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                                                                  Exhibit 4.9


                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of August 6, 1992, by and between Telecom Services Group, Inc., a Delaware corporation ("Telecom"), and each of the other undersigned parties (individually, a "Purchaser").

                  1. Background. Telecom is a party to that certain Common and Preferred Stock Purchase Agreement made and entered into as of August 6, 1992 (the "Stock Purchase Agreement") by and among Telecom and the purchasers who are signatories thereto, pursuant to which Telecom has agreed to issue an aggregate of 1,100 shares of its common stock, par value $0.01 per share (the "Common Stock"), and an aggregate of 12,550 shares of its Series 1 10% Cumulative Preferred Stock, par value $0.01 per share (the "Series 1 Preferred Stock"). Certain capitalized terms used herein have the respective meanings set forth in
Section 3.

                  2. Registration under Securities Act.

                  2.1 Registration on Request.

                           (a) Request. At any time or from time to time after
August 6, 1994 and, if Telecom previously has registered any of its Common Stock (other than a registration of securities on Forms S-8 or S-4, or any successor or similar forms thereto) and the Initiating Holders had the right to have such Registrable Securities included in such Registration, after 180 days have elapsed since the effective date of the last such registration, upon the written request of one or more Initiating Holders requesting that Telecom effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities, specifying the intended method of disposition thereof and stating either that all remaining Registrable Securities then held by such Initiating Holders are to be registered or the aggregate price that such Initiating Holders in their reasonable judgment expect to receive upon sale of the Registrable Securities for which they are requesting registration, which aggregate price (unless all remaining Registrable Securities then held by such Initiating Holders are to be registered) shall be not less than $3,000,000, Telecom will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon Telecom will use its best efforts to effect the registration under the Securities Act of

                                    (i) the Registrable Securities which Telecom
has been so requested to register by such Initiating Holders, and

                                    (ii) all other Registrable Securities which
Telecom has been requested to register by the holders thereof by written request given to Telecom within 30 days after the giving of such written notice by Telecom (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to
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permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided that such Initiating Holders, by written notice to Telecom within 10 business days after their receipt of a copy of a notice from the managing underwriter delivered pursuant to Section 2.1(f), may withdraw such request if less than all Registrable Securities that they have requested be registered will be included in such registration and, on receipt of such notice from such Initiating Holders, Telecom may elect not to effect such registration, and, provided further, that Telecom may elect not to effect such registration if Telecom is not obligated pursuant to Section 2.1(c) to pay the Registration Expenses of such Initiating Holders and the Board of Directors determines that effecting such registration is not in the best interest of Telecom. Subject to Section 2.1(f), Telecom may include in such registration other securities for sale for its own account or for the account of any other Person. If the Board of Directors in its good faith judgment determines that registration of Registrable Securities pursuant hereto would be seriously detrimental to the best interests of Telecom and its stockholders, Telecom may delay such registration so long as it files with the Commission a registration statement with respect to such Registrable Securities not later than 120 days after its receipt of a request therefor.

                           (b) Registration Statement Form. Registrations under
this Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by Telecom and as shall be reasonably acceptable to the holders of at least 51% (by number of shares) of the Registrable Securities so to be registered and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for their registration. Telecom agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request. Telecom may, if permitted by law, effect any registration requested under this Section 2.1 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement) unless the holders holding at least 51% (by number of shares) of the Registrable Securities as to which such registration has been requested (and, if such registration involves an underwritten public offering of such Registrable Securities, the managing underwriter of such public offering) shall notify Telecom in writing that, in the judgment of such holders (and, if applicable, such managing underwriter), the use of a more detailed form specified in such notice is of material importance to the success of the public offering of such Registrable Securities, in which case such registration shall be effected on the form so specified.

                           (c) Expenses. Telecom will pay all Registration
Expenses in connection with any registration requested pursuant to this Section
2.1 by any Initiating Holders of Registrable Securities.

                           (d) Effective Registration Statement. A registration
requested pursuant to this Section 2.1 shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after Telecom has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to Telecom or the withdrawal of a request for registration pursuant to Section


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2.1(a)) shall be deemed to have been effected by Telecom at the request of such
Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely on the part of some act or omission by such Initiating Holders.

                           (e) Selection of Underwriters. If a requested
registration pursuant to this Section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be of nationally recognized stature, shall be selected by the holders of at least 51% (by number of shares) of the Initiating Holders' Registrable Securities so to be registered, and shall be reasonably acceptable to the holders of at least 51% (by number of shares) of the Registrable Securities so to be registered; provided, however, that so long as a Purchaser affiliated with General Electric Company shall hold any Registrable Securities, if such firm of underwriters is affiliated with such Purchaser, such Purchaser shall have the absolute right to approve or disapprove the use of such firm of underwriters.

                           (f) Priority in Requested Registrations. If a
requested registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise Telecom in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holders, Telecom will include in such registration to the extent of the number which Telecom is so advised can be sold in such offering (i) first, Registrable Securities held by the Initiating Holders, pro rata on the basis of the number of Registrable Securities requested to be registered by such holders, (ii) second, the remaining Registrable Securities other than those held by the Initiating Holders, pro rata on the basis of the number of securities requested by such non-Initiating Holders and
(iii) third, securities Telecom proposes to sell and other securities of Telecom included in such registration by the holders thereof.

                  2.2 Incidental Registration. If Telecom at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms and other than pursuant to Section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this
Section 2.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), Telecom will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which Telecom has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration,


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Telecom shall determine for any reason not to register or to delay registration of such securities, Telecom may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve Telecom of its obligation to effect any registration upon request under Section
2.1. Telecom will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

                  2.3 Registration Procedures. If and whenever (a) Telecom is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2 or (b) there is a Requesting Holder in connection with any other proposed registration by Telecom under the Securities Act, Telecom will as expeditiously as possible:

                                    (i) prepare and (subject to the last
                  sentence of Section 2.1(a)), within 60 days after the end of the period within which requests for registration may be given to Telecom or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided, however, that Telecom may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Sections 2.1(a) and 2.2, its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                                    (ii) prepare and file with the Commission
                  such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (A) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and
                  (B) 270 days after the effective date of such registration statement;

                                    (iii) furnish to each seller of Registrable
                  Securities covered by such registration statement and each Requesting Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other


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                  prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller or such holder may reasonably request;

                                    (iv) use its best efforts to register or
                  qualify all Registrable Securities and other securities covered by such registration statement under such other applicable securities or blue sky laws of such jurisdictions as each seller thereof and each Requesting Holder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that Telecom shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                                    (v) use its best efforts to cause all
                  Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                                    (vi) furnish to each seller of Registrable
                  Securities and each Requesting Holder a signed counterpart, addressed to such seller and such holder (and the underwriters, if any) of

                                              (x) an opinion of counsel for
                  Telecom, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller and such holder, and

                                              (y) a "comfort" letter, dated the
                  effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified Telecom's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities;

                                    (vii) notify each seller of Registrable
                  Securities covered by such registration statement and each Requesting Holder, at any time when a


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                  prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or holder promptly prepare and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                                    (viii) otherwise use its best efforts to
                  comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and furnish to each such seller and each Requesting Holder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                                    (ix) provide and cause to be maintained a
                  transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                                    (x) use its best efforts to list all
                  Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed; and

                                    (xi) enter into such agreements and take
                  such other actions as sellers of such Registrable Securities holding at least 51% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

Telecom may require each seller of Registrable Securities as to which any registration is being effected to furnish Telecom such information regarding such seller and the distribution of such securities as Telecom may from time to time reasonably request in writing.


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                  Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from Telecom of the happening of any event of the kind described in subdivision (vii) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 2.3 and, if so directed by Telecom, will deliver to Telecom (at
Telecom's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  2.4 Underwritten Offerings.

                           (a) Requested Underwritten Offerings. If requested by
the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, Telecom will enter into a firm-commitment underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to each such holder and the underwriters and to contain such representations and warranties by Telecom and such other terms as are customary in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7. The holders of the Registrable Securities will cooperate with Telecom in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of Telecom regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of Telecom. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Telecom to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Except as set forth in this Agreement, any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with Telecom or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                           (b) Incidental Underwritten Offerings. If Telecom at
any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, Telecom will, if requested by any holder of Registrable Securities as provided in Section 2.2 and subject to the provisions of this Section 2.4(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the holders of the Registrable Securities requesting such registration and the holders of any other shares of Common Stock which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under
Section 2.2, by letter of its belief that inclusion in


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such underwritten distribution of all or a specified number of such Registrable
Securities or of such other shares of Common Stock so requested to be included would interfere with the successful marketing of the Common Stock (other than the Registrable Securities and other shares of Common Stock so requested to be included) by the underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities and shares of other Common Stock so requested to be included which may be included in such underwritten offering without such effect), then Telecom may, upon written notice to all holders of such Registrable Securities and of such other shares of Common Stock so requested to be included, exclude pro rata from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) first, the number of such shares of such other Common Stock, and second, if necessary, the number of such Registrable Securities, so requested to be included the registration of which shall have been requested by the holders of such other Common Stock, and by each holder of Registrable Securities so that the resultant aggregate number of such Registrable Securities and of such other shares of Common Stock so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between Telecom and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Telecom to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Except as otherwise set forth in this Agreement, no holder of Registrable Securities shall be required to make any representations or warranties to or agreements with Telecom or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                           (c) Holdback Agreements.

                                    (i) Each holder of Registrable Securities
                  will agree upon acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of any equity securities of Telecom, during the seven days prior to and the 90 days after any underwritten registration pursuant to Section 2.1 or 2.2 has become effective, except as part of such underwritten registration.

                                    (ii) Telecom agrees (x) not to effect any
                  public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to
                  Section 2.1 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or S-8 (or other registrations of securities with respect to an employee benefit plan) or any successor or similar forms thereto, and (y) to cause each holder of its equity


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                  securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from Telecom at any time after the date of this Agreement (other than in a public offering) to agree not to effect any such public sale or distribution of such securities, during such period.

                  2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, Telecom will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, each Requesting Holder and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of Telecom with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  2.6 Rights of Requesting Holders. Telecom will not file any registration statement under the Securities Act (other than by a registration on Forms S-8 or Form S-4, or any successor form thereto), unless it shall first have given to each Person which holds 10% or more of the Common Stock at the time outstanding (other than any such Person who acquired all such securities held by such Person in a public offering registered under the Securities Act or as the direct or indirect transferee of shares initially issued in such an offering), at least 30 days prior written notice thereof. Any such Person who shall so request within 30 days after such notice (a "Requesting Holder") shall have the rights of a Requesting Holder provided in Sections 2.3, 2.5 and 2.7. In addition, if any registration statement refers to any Requesting Holder by name or otherwise as the holder of any securities of Telecom, then such holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities does not necessarily make such holder a "controlling person" of Telecom within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of Telecom's debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of Telecom, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

                  2.7 Indemnification.

                           (a) Indemnification by Telecom. In the event of any
registration of any securities of Telecom under the Securities Act, Telecom will, and hereby does, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to Section 2.1 or 2.2, the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such


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seller or any such underwriter within the meaning of the Securities Act, and
(ii) in the case of any registration statement of Telecom, any Requesting Holder, its directors and officers and each other Person, if any, who controls such Requesting Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or Requesting Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation under the Securities Act applicable to the Company in connection with such registration, and Telecom will reimburse such seller, such Requesting Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that Telecom shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Telecom through an instrument duly executed by such seller or Requesting Holder, as the case may be, specifically stating that it is for use in the preparation thereof and, provided further that Telecom shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or such Requesting Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

                           (b) Indemnification by the Sellers. Telecom may
require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.3, that Telecom shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.7) Telecom, each director of Telecom, each officer of Telecom and each other person, if any, who controls Telecom within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement,


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
any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Telecom through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Telecom or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                           (c) Notices of Claims, etc. Promptly after receipt by
an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                           (d) Other Indemnification. Indemnification similar to
that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by Telecom and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                           (e) Indemnification Payments. The indemnification
required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  Commission: The Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                  Common Stock: As defined in Section 1.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular Section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  Initiating Holders: Any holder or holders of Registrable Securities holding at least 25% of the Registrable Securities (by number of shares at the time issued and outstanding), and initiating a request pursuant to
Section 2.1 for the registration of all or part of such holder's or holders' Registrable Securities.

                  NASD: National Association of Securities Dealers, Inc.

                  Person: A corporation, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                  Registrable Securities: Any shares of Common Stock issued pursuant to the Stock Purchase Agreement, and any securities issued or issuable with respect to any such Common Stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been exchanged for new certificates not bearing a legend restricting further transfer and their subsequent disposition shall not require registration or qualification under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

                  Registration Expenses: All expenses incident to Telecom's performance of or compliance with Section 2, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Telecom and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of not more than one counsel and not more than one firm of accountants retained by the holder or holders of the Registrable Securities being registered (if such counsel or accountants are approved for such purpose by at least 51% of the Initiating Holders in the case of a registration under Section 2.1, or by the holder or holders of at least 51% of the Registrable Securities being registered in the case of a registration under Section 2.2), premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

                  Requesting Holder: As defined in Section 2.6.

                  Securities Act: The Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular Section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  Series 1 Preferred Stock: As defined in Section 1.

                  Stock Purchase Agreement: As defined in Section 1.

                  4. Rule 144. If Telecom shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, Telecom will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if Telecom is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, Telecom will deliver to such holder a written statement as to whether it has complied with such requirements.

                  5. Amendments and Waivers. This Agreement may be amended and Telecom may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Telecom shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of 51% or more of the shares of Registrable Securities; provided that, if such amendment, action or omission shall not affect the rights and benefits of holders of each of the kinds of Registrable Securities specified in the preceding clause, then such amendment, action or omission shall require the approval only of the holder or holders of each kind of Registrable Securities whose rights and benefits are affected. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

                  6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, Telecom may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                  7. Notices. All notices, demands or other communications provided for hereunder to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been duly given if personally delivered or sent by United States mails or by telegram, telex or facsimile confirmed by letter and will be deemed given, unless earlier received: (i) if sent by certified or registered mail, return receipt requested, or by first-class mail, five calendar days after being deposited in the United States mail, postage prepaid; (ii) if sent by United States Express Mail, two calendar days after being deposited in the United States mail, postage prepaid; (iii) if sent by telegram, telex or facsimile, on the day sent; and (iv) if delivered by hand, on the date of receipt. Any notification to a Purchaser shall be at the address of Purchaser set forth in the books and records of Company or such other mailing address of which Purchaser shall give to Company in writing. Any notice to Company shall be sent to the address indicated below:

                                            Telecom Services Group, Inc.
                                            5000 Plaza on the Lake, Suite 100
                                            Austin, Texas 78746
                                            Attention: President
                                            Telecopy: (512) 328-7859

                           With a copy to:

                                            Jenkens & Gilchrist,
                                            A Professional Corporation
                                            2200 One American Center
                                            600 Congress Avenue
                                            Austin, Texas 78701
                                            Attention:  Rod Edens, Jr.
                                            Telecopy:  (512) 404-3520

                  8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than Telecom shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

                  9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                  10. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws and not the law of conflicts, of the State of Delaware.

                  11. Counterparts. To facilitate execution, this Agreement may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Additionally, the parties hereto hereby covenant and agree that, for purposes of facilitating the execution of this Agreement,
(a) the signature pages taken from separate individually executed counterparts of this Agreement may be combined to form multiple fully executed counterparts and (b) a facsimile transmission shall be deemed to be an original signature. All executed counterparts of this Agreement shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                       TELECOM SERVICES GROUP, INC.


                                       By:  /s/ Ralph J. Swett
                                            -------------------------
                                            Ralph J. Swett, President

                 Signature Page to Registration Rights Agreement


                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  Trustees of General Electric
                                  Pension Trust, a New York Trust

                                  By:  General Electric Investment
                                       Corporation, as Investment
                                       Advisor


                                       By: /s/ Michael M. Pastore
                                          ---------------------------------
                                              Michael M. Pastore,
                                              Vice President

                                       Address: 3003 Summer Street
                                                Stamford, Connecticut 06905

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  GRUMMAN HILL INVESTMENTS, L.P.,
                                  a Delaware limited partnership

                                  By: Grumman Hill Associates, Inc.,
                                      Its General Partner


                                      By: /s/ Richard D. Irwin
                                         ---------------------------------
                                         Richard D. Irwin, President

                                      Address:  95 Grumman Hill Road
                                                Wilton, Connecticut 06897

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  THE PRUDENTIAL INSURANCE COMPANY OF
                                  AMERICA, a New Jersey corporation


                                  By: /s/ GARY HARRIS
                                      -----------------------------------
                                  Its: Vice President

                                  Address:  Four Gateway Center
                                            One Hundred Mulberry Street
                                            Newark, New Jersey 07102-4069

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                          PURCHASER:

                                          DOUGERY & WILDER II


                                          By:           [sig]
                                             _______________________________
                                          Its: General Partner

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ Richard D. Irwin
                                  _______________________________________
                                  Charles M. Edwards III,
                                  by Richard D. Irwin as Attorney-in-Fact

                                  Address:  95 Grumman Hill Road
                                            Wilton, Connecticut 06897

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ Richard D. Irwin
                                  ________________________________________
                                  Tully M. Friedman, Trustee of
                                  Tully M. Friedman Revocable Trust,
                                  by Richard D. Irwin, as Attorney-in-Fact

                                  Address:  95 Grumman Hill Road
                                            Wilton, Connecticut 06897

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ James T. Kelsey
                                  _______________________________________
                                  James T. Kelsey

                                  Address:  10 Spring House Road
                                            Greenwich, Connecticut 06830

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  FWH Associates, a California limited
                                  partnership


                                  By:  F. Warren Hellman
                                  Its: General Partner


                                  By: /s/ Richard D. Irwin
                                     ---------------------------------
                                       Richard D. Irwin as
                                       Attorney-in-Fact

                                  Address:  95 Grumman Hill Road
                                            Wilton, Connecticut 06897

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ Richard D. Irwin
                                  ----------------------------------------
                                  Robert R. Lanning, by Richard D. Irwin
                                  as Attorney-in-Fact

                                  Address:  95 Grumman Hill Road
                                            Wilton, Connecticut 06897

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ Richard D. Irwin
                                  ---------------------------------------
                                  J. Michael Murray, by Richard D. Irwin
                                  as Attorney-in-Fact

                                  Address:  95 Grumman Hill Road
                                            Wilton, Connecticut 06897

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ Richard D. Irwin
                                  -----------------------------------------
                                  M. Timothy Murray, by Richard D. Irwin
                                  as Attorney-in-Fact

                                  Address:  95 Grumman Hill Road
                                            Wilton, Connecticut 06897

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ Richard D. Irwin
                                  ---------------------------------------
                                  Arthur Rock, by Richard D. Irwin
                                  as Attorney-in-Fact

                                  Address:  95 Grumman Hill Road
                                            Wilton, Connecticut 06897

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ Richard D. Irwin
                                  --------------------------------------
                                  Fayez Sarofim, by Richard D.
                                  Irwin as Attorney-in-Fact

                                  Address:  95 Grumman Hill Road
                                            Wilton, Connecticut 06897

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  J. F. SHEA CO., INC.


                                  By:  /s/ Richard D. Irwin
                                     --------------------------------
                                       Richard D. Irwin,
                                       Attorney-in-Fact

                                  Address:  655 Brea Canyon Road
                                            P.O. Box 489
                                            Walnut, California 91789-0489

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ Richard D. Irwin
                                  _________________________________________
                                  George M. Batsche, by Richard D. Irwin
                                  as Attorney-in-Fact

                                  Address:  95 Grumman Hill Road
                                            Wilton, Connecticut 06897

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ Ralph J. Swett
                                  _______________________________________
                                  Ralph J. Swett

                                  Address:  3700 Misty Creek Drive
                                            Austin, Texas 78746

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ John J. Willingham
                                  _______________________________________
                                  John J. Willingham

                                  Address:  10704 Seven Oaks Cove
                                            Austin, Texas 78759

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ Kenneth F. Hinther
                                  _______________________________________
                                  Kenneth F. Hinther

                                  Address:  5200 Deerwood Court
                                            Austin, Texas 78730

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  /s/ John R. Fleming
                                  ________________________________________
                                  John R. Fleming

                                  Address:  1927 Ruede St. Tropez, #9
                                            Austin, Texas 78746

                 Signature Page to Registration Rights Agreement



                  The undersigned hereby agrees to be bound to the terms and conditions of this Agreement.


Dated as of August 6, 1992.


                                  PURCHASER:

                                  Texcom Ventures, Ltd. I

                                  By:  Texcom Venture Capital, Inc.
                                       Its General Partner


                                       By:  /s/ Richard D. Irwin
                                            _________________________________
                                            Richard D. Irwin,
                                            Attorney-in-Fact

                                       Address:  95 Grumman Hill Road
                                                 Wilton, Connecticut 06897